Exhibit 10.2.6

Execution Version

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) is made as of this 14th day of May, 2020, by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, in its capacity as Facility Administrator (the “Facility Administrator”), CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), the Lenders and the Funding Agents representing a group of Lenders party to the Credit Agreement (defined below) (together with the Borrower, the Administrative Agent, the Lenders and the Facility Administrator, the “Parties”), and amends (i) that certain Credit Agreement, dated as of September 6, 2019, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2019, as further amended by that certain Consent and Second Amendment to Credit Agreement, dated as of December 31, 2019, as further amended by that certain Third Amendment to Credit Agreement, dated as of January 31, 2020, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of February 28, 2020, and as further amended by that certain Fifth Amendment to Credit Agreement, dated as of March 31, 2020 (as may be further amended, modified, restated, supplemented or extended prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the Facility Administrator, the Administrative Agent, the Lenders and the Funding Agents representing a group of Lenders party thereto, Wells Fargo Bank, National Association, in its capacity as Paying Agent, and U.S. Bank National Association, in its capacity as Verification Agent and (ii) that certain Facility Administration Agreement, dated as of September 6, 2019 (as may be amended, modified, restated or supplemented prior to the date hereof, the “Facility Administration Agreement”), by and among the Facility Administrator, the Borrower and the Administrative Agent. Capitalized terms used herein have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, the Parties hereto desire to amend the Credit Agreement in accordance with Section 10.2(A) thereof as set forth in Section 1 hereof; and

WHEREAS, the Facility Administrator, the Borrower and the Administrative Agent desire to amend the Facility Administration Agreement in accordance with Section 12.6 thereof as set forth in Section 2 hereof.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3, the Credit Agreement shall be, and it hereby is, amended as follows:

(i)    The second sentence of the definition of “Aggregate Commitment” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:

“The Aggregate Commitment as of May 14, 2020 shall be equal to $390,000,000.”

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

(ii)    The second sentence of the definition of “Class A Aggregate Commitment” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:

“The Class A Aggregate Commitment as of May 14, 2020 shall be equal to $[***].”

(iii)    The second sentence of the definition of “Class B Aggregate Commitment” in Exhibit A to the Credit Agreement is hereby amended and restated as follows:

“The Class B Aggregate Commitment as of May 14, 2020 shall be equal to $[***].”

(iv)    Schedule VIII of the Credit Agreement is hereby replaced in its entirety with Schedule VIII attached hereto as Exhibit A.

(v)    The reference to “$[***]” in Schedule I of Exhibit B-1 of the Credit Agreement is hereby replaced with “$[***]”.

(vi)    The reference to “$[***]” in Schedule II of Exhibit B-1 of the Credit Agreement is hereby replaced with “$[***]”.

(vii)    The references to “$[***]” in Exhibit E of the Credit Agreement are hereby replaced with “$[***]”.

(viii)    The references to “$[***]” in Exhibit E of the Credit Agreement are hereby replaced with “$[***]”.

2.    Amendments to the Facility Administration Agreement. Subject to the satisfaction of the conditions set forth in Section 3, a new Section 3.4 shall be added to the Facility Administration Agreement as follows:

“Section 3.4    Exceptions or Errors in Annual Consultant’s Reports. If any exceptions or errors in the records relating to Sunnova Management’s compliance with its obligations under the Transaction Documents were described in a Consultant’s Report in accordance with Section 3.3 hereof, the Facility Administrator shall promptly provide to the Administrative Agent a summary specifying (a) each such exception or error and the nature and status thereof, (b) any actions (if any) taken to correct such exception or error and (c) any measures (if any) taken to avoid similar exceptions or errors in the future.

3.    Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Administrative Agent:

(A)    Amendment Documents. The Administrative Agent shall have received a copy of this Amendment duly executed by the parties hereto.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

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(B)    Payment of Fees. All fees payable to the Administrative Agent and the Lenders pursuant to the Fee Letters and the Credit Agreement shall have been paid.

(C)    Representations and Warranties. All of the representations and warranties of the Borrower and the Facility Administrator contained in this Amendment shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty).

(D)    Other Documents. The Borrower shall have provided the Administrative Agent with all other documents reasonably requested by the Administrative Agent.

4.    Representations and Warranties. Each of the Borrower and the Facility Administrator represents and warrants as of the date of this Amendment as follows:

(i)    this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and general principles of equity (whether considered in a proceeding at law or in equity);

(ii)    the execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties, except, in each case, where such conflict, violation or event of default could not reasonably be expected to result in a Material Adverse Effect;

(iii)    it has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; and

(iv)    the representations and warranties of such party set forth in the Transaction Documents to which it is a party are true and correct in all material respects (except to the extent there are already materiality qualifiers therein) as of the date hereof.

Each of the Borrower and the Facility Administrator represents and warrants that (i) immediately prior to this Amendment, no Potential Default, Event of Default, Potential Amortization Event or Amortization Event has occurred and is continuing and (ii) no Potential Default, Event of Default, Potential Amortization Event or Amortization Event will occur as a result of the execution of this Amendment.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

3

5.    Effect of Amendment. This Amendment shall not in any manner constitute or be construed to constitute a novation, discharge, forgiveness, extinguishment or release of any obligation under the Credit Agreement, the Facility Administration Agreement or the other Transaction Documents or to keep and perform any of the terms, conditions, agreements contained in therein. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement and the Facility Administration Agreement shall remain in full force and effect and each reference to the Credit Agreement or Facility Administration Agreement and words of similar import in the Transaction Documents shall be a reference to the Credit Agreement or Facility Administration Agreement, as applicable, as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement or Facility Administration Agreement, as applicable, other than as set forth herein. This Amendment is a Transaction Document.

6.    No Release or Novation; Ratification of Related Documents; Binding Effect. Nothing contained herein and nothing done pursuant hereto shall affect or be construed to affect or to release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Indebtedness under the Credit Agreement and the other Transaction Documents. Except as expressly provided herein, (i) nothing herein shall limit in any way the rights and remedies of the Secured Parties under the Credit Agreement, the Facility Administration Agreement and the other Transaction Documents, and (ii) the terms and conditions of the Credit Agreement, the Facility Administration Agreement and the other Transaction Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower hereby ratifies and affirms all of its promises, covenants and obligations to promptly and properly pay any and all sums due under the Credit Agreement and the other Transaction Documents, as amended by this Amendment and to promptly and properly perform and comply with any and all of its obligations, duties and agreements pursuant thereto, as modified hereby or in connection herewith. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

7.    Entire Agreement; Effectiveness. This Amendment constitutes the entire agreement among the Parties with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, among the Parties with respect to the subject matter of this Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment. Upon the execution of this Amendment, this Amendment shall be binding upon and inure to the benefit of the Parties.

8.    Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

9.    Incorporation By Reference. Sections 10.9 (Governing Law), 10.10 (Jurisdiction), 10.11 (Waiver of Jury Trial), 10.20 (Non-Petition) and 10.21 (Non-Recourse) of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

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10.    Counterparts. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written above.

SUNNOVA TEP HOLDINGS, LLC, as Borrower
By:	/s/ Robert Lane_______________________
Name:	Robert Lane
Title:	EVP, CFO
SUNNOVA TE MANAGEMENT, LLC, as Facility Administrator
By:	/s/ Robert Lane _______________________
Name:	Robert Lane
Title:	EVP, CFO

[Signature Page to Sunnova TEP IV Warehouse Omnibus Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent and as a Funding Agent
By:	/s/ Patrick Duggan_____________________
Name: Patrick Duggan
Title: Vice President

By:	/s/ Steven Schlussler __________________
Name: Steven Schlussler
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Patrick Duggan_____________________
Name: Patrick Duggan
Title: Authorized Signatory

By:	/s/ Steven Schlussler___________________
Name: Steven Schlussler
Title: Authorized Signatory

[Signature Page to Sunnova TEP IV Warehouse Omnibus Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

MOUNTCLIFF FUNDING LLC, as a Conduit Lender
By:	/s/ Josh Borg_________________________
Name: Josh Borg
Title: Authorized Signatory

[Signature Page to Sunnova TEP IV Warehouse Omnibus Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

ALPINE SECURITIZATION LTD., as a Conduit Lender
By:	CREDIT SUISSE AG, NEW YORK BRANCH, as attorney-in-fact
By:	/s/ Patrick Duggan_____________________
Name: Patrick Duggan
Title: Vice President
By:	/s/ Steven Schlussler __________________
Name: Steven Schlussler
Title: Director

[Signature Page to Sunnova TEP IV Warehouse Omnibus Amendment]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Exhibit A

[see attached]

Exhibit A

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

SCHEDULE VIII

TAX EQUITY DEFINITIONS

Financing Funds

1.	Sunnova TEP IV-A, LLC, a Delaware limited liability company (“TEP IV-A”)

2.	Sunnova TEP IV-B, LLC, a Delaware limited liability company (“TEP IV-B”)

3.	Sunnova TEP IV-C, LLC, a Delaware limited liability company (“TEP IV-C”)

4.	Sunnova TEP IV-D, LLC, a Delaware limited liability company (“TEP IV-D”)

Financing Fund LLCAs

1.

With respect to TEP IV-A, the Amended and Restated Limited Liability Company Agreement, dated as of August 16, 2019, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-A LLCA”)

2.

With respect to TEP IV-B, the Amended and Restated Limited Liability Company Agreement, dated as of December 31, 2019, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-B LLCA”)

3.

With respect to TEP IV-C, the Amended and Restated Limited Liability Company Agreement, dated as of February 28, 2020, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-C LLCA”)

4.

With respect to TEP IV-D, the Amended and Restated Limited Liability Company Agreement, dated as of May 14, 2020, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP IV-D LLCA”)

Management Agreements

1.	Management Agreement, dated as of August 16, 2019, by and between the Manager and TEP IV-A (“TEP IV-A Management Agreement”)

2.	Management Agreement, dated as of December 31, 2019, by and between the Manager and TEP IV-B (“TEP IV-B Management Agreement”)

3.	Management Agreement, dated as of February 28, 2020 by and between the Manager and TEP IV-C (“TEP IV-C Management Agreement”)

4.	Management Agreement, dated as of May 14, 2020 by and between the Manager and TEP IV-D (“TEP IV-D Management Agreement”)

Managers

1.	Sunnova TE Management, LLC, a Delaware limited liability company

Managing Members

1.	Sunnova TEP IV-A Manager, LLC, a Delaware limited liability company

2.	Sunnova TEP IV-B Manager, LLC, a Delaware limited liability company

3.	Sunnova TEP IV-C Manager, LLC, a Delaware limited liability company

4.	Sunnova TEP IV-D Manager, LLC, a Delaware limited liability company

[Exhibit A]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

Managing Member Interests

1.	The Class B Interest in TEP IV-A

2.	To the extent the TEP IV-A Purchase Option is exercised, the Class A Interest in TEP IV-A

3.	The Class B Interest in TEP IV-B

4.	To the extent the TEP IV-B Purchase Option is exercised, the Class A Interest in TEP IV-B

5.	The Class B Interest in TEP IV-C

6.	To the extent the TEP IV-C Purchase Option is exercised, the Class A Interest in TEP IV-C

7.	The Class B Interest in TEP IV-D

8.	To the extent the TEP IV-D Purchase Option is exercised, the Class A Interest in TEP IV-D

Master Purchase Agreements

1.	Master Purchase Agreement, dated as of August 16, 2019, between Sunnova TEP Developer, LLC and TEP IV-A (“TEP IV-A MPA”)

2.	Development and Purchase Agreement, dated as of December 31, 2019, by and between Sunnova TEP Developer, LLC and TEP IV-B (“TEP IV-B DPA”)

3.	Master Purchase Agreement, dated as of February 28, 2020 between Sunnova TEP Developer, LLC and TEP IV-C (“TEP IV-C MPA”)

4.	Development and Purchase Agreement, dated as of May 14, 2020, by and between Sunnova TEP Developer, LLC and TEP IV-D (“TEP IV-D DPA”)

Purchase Options

1.	“TEP IV-A Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP IV-A

2.	“TEP IV-B Purchase Option” means the right of the applicable Managing Member to purchase the related Tax Equity Investor’s interest in TEP IV-B

3.	“TEP IV-C Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP IV-C

4.	“TEP IV-D Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP IV-D

Servicing Agreements

1.	Servicing Agreement, dated as of August 16, 2019, by and among the Manager, TEP IV-A and GreatAmerica Portfolio Services Group LLC (“TEP IV-A Servicing Agreement”)

2.	Servicing Agreement, dated as of December 31, 2019, by and among the Manager, TEP IV-B and GreatAmerica Portfolio Services Group LLC (“TEP IV-B Servicing Agreement”)

3.	Servicing Agreement, dated as of February 28, 2020, by and among the Manager, TEP IV-C and GreatAmerica Portfolio Services Group LLC (“TEP IV-C Servicing Agreement”)

4.	Servicing Agreement, dated as May 14, 2020, by and among the Manager, TEP IV-D and GreatAmerica Portfolio Services Group LLC (“TEP IV-D Servicing Agreement”)

Tax Equity Financing Documents

TEP IV-A

1.	Guaranty, dated as of August 16, 2019, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-A Management Agreement

[Exhibit A]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.

3.	TEP IV-A Servicing Agreement

4.	TEP IV-A MPA

5.	TEP IV-A LLCA

6.	Deposit Account Control Agreement, dated as of August 16, 2019, by and between TEP IV-A, the applicable Tax Equity Investor, and Texas Capital Bank, N.A., a national banking association

TEP IV-B

1.	Guaranty, dated as of December 31, 2019, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-B Management Agreement

3.	TEP IV-B Servicing Agreement

4.	TEP IV-B DPA

5.	TEP IV-B LLCA

6.	Blocked Account Control Agreement, dated as of December 31, 2019, by and among TEP IV-B, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

TEP IV-C

1.	Guaranty, dated as of February 28, 2020, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-C Management Agreement

3.	TEP IV-C Servicing Agreement

4.	TEP IV-C MPA

5.	TEP IV-C LLCA

6.	Blocked Account Control Agreement, dated as of February 28, 2020, by and between TEP IV-C, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

TEP IV-D

1.	Guaranty, dated as of May 14, 2020, by Parent for the benefit of the applicable Tax Equity Investor

2.	TEP IV-D Management Agreement

3.	TEP IV-D Servicing Agreement

4.	TEP IV-D DPA

5.	TEP IV-D LLCA

6.	Blocked Account Control Agreement, dated as of May 14, 2020, by and among TEP IV-D, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

Tax Equity Investors

1.	With respect to TEP IV-A, JPM Capital Corporation, a Delaware corporation

2.	With respect to TEP IV-B, BAL Investment & Advisory, Inc., a Delaware corporation

3.	With respect to TEP IV-C, JPM Capital Corporation, a Delaware corporation

4.	With respect to TEP IV-D, BAL Investment & Advisory, Inc., a Delaware corporation

[Exhibit A]

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause competitive harm to the company if publicly disclosed.